SUPPLEMENT TO THE PROSPECTUSES OF
                          EVERGREEN SELECT EQUITY TRUST


I. Evergreen Select Strategic Value Fund, Evergreen Select Diversified Value Fund, Evergreen Select Large Cap Blend Fund, Evergreen Select Core Equity Fund, Evergreen Select Strategic Growth Fund, Evergreen Select Equity Income Fund, Evergreen Select Small Company Value Fund, Evergreen Select Social Principles Fund, Evergreen Select Balanced Fund, Evergreen Select Equity Index Fund, Evergreen Select Small Cap Growth Fund (Each a "Fund," together the "Funds")


    Effective March 12, 1999, the Funds may invest up to 10% of their assets in foreign securities, including securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers), American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

    The Funds may also buy and sell futures and options on futures relating to foreign currencies.

    There are special risks associated with international investing:

    - Currency Risk--The possibility that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities.

    - Volatility--Investments in foreign stock markets can be more volatile than
      investments   in  U.S.   markets.   Diplomatic,   political   or  economic
      developments could affect investment in foreign countries.

    - Expense Considerations--Fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements for handling U.S. securities of equal value.

    - Foreign Taxes--Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the securities comprising the portfolio.

    - Regulatory Environment--Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.


II.  Evergreen Select Equity Index Fund, Evergreen Select Strategic Growth Fund

     The prospectuses of the Funds, dated November 1, 1998, are hereby supplemented to reflect the following edits to the section entitled "Portfolio Managers" under "Fund Organization and Service Providers."

Evergreen     David M. Chow has managed the Strategic Growth Fund since
Select        September 1998.  Mr. Chow has over 4 years of investment
Strategic     experience. He is currently responsible for portfolio management,
Growth Fund   risk management, and quantitative research. Prior to joining First
              Capital Group in September 1998, he served as an investment associate/portfolio manager for FUNB's First Investment Advisors servicing high net worth for individuals from September 1994 to September 1998. In addition to being a Chartered Financial
              Analyst, Mr. Chow is a member of the North Carolina Society of Financial Analysts.

Evergreen     Eric M. Teal has managed the Equity Index Fund since December
Select        1998.  Mr. Teal, Vice President and quantitative equity analyst,
Equity Index  joined FUNB in September 1993 and currently heads the Quantitative
Fund          Analysis/Portfolio  Management  Unit within FUNB.  He also manages
              Evergreen Select Diversified Value Fund and is responsible for risk analysis and quantitative management for other Evergreen
              Select Equity Funds.



III. Evergreen Select Common Stock Fund

     Effective January 4, 1999, the prospectuses and Statement of Additional Information of the Fund are hereby supplemented as follows:

     Name

     The name of the Fund will change to Evergreen Select Core Equity Fund.

     Expenses

     The tables under the section entitled "Expenses" for the Evergreen Select Common Stock Fund have been restated to reflect a change in the waiver amounts for Management Fees and Other Expenses. Management Fees, Other Expenses and Total Operating Expenses of the Fund will now be as follows:

(Institutional Shares):

    Annual Fund Operating Expenses (as a percentage of average daily net assets)

    Management Fees                            Other    Total Operating Expenses
    (After Expense Waivers)       12b-1 Fees   Expenses (After Expense Waivers)
    -----------------------       ----------   --------  -----------------------
        0.60%                        NONE       0.10%            0.70%

     Absent expense waivers and/or reimbursements, the Total Operating Expenses for the Fund would be:

    Management Fees   12b-1 Fees  Other Expenses     Total Operating Expenses
    ---------------   ----------  --------------     ------------------------
        0.70%           NONE         0.10%                0.80%

(Institutional Service Shares):

    Annual Fund Operating Expenses (as a percentage of average daily net assets)

   Management Fees                           Other     Total Operating Expenses
   (After Expense Waivers)       12b-1 Fees  Expenses  (After Expense Waivers)
   ----------------------        ----------  --------  ------------------------
        0.60%                       0.25%      0.10%             0.95%

     Absent expense waivers and/or reimbursements, the Total Operating Expenses for the Fund would be:

    Management Fees   12b-1 Fees  Other Expenses      Total Operating Expenses
    ---------------   ----------  --------------      ------------------------
        0.70%           0.25%         0.10%                   1.05%




April 23, 1999